UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 7, 2019

HOMETOWN BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	333-158525	26-4549960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 S. Jefferson Street Roanoke, Virginia		24011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (540) 345-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 7, 2019, HomeTown Bankshares Corporation (“HomeTown”) and American National Bankshares Inc. (“American”) issued a joint press release announcing the receipt of regulatory approvals from the Office of the Comptroller of the Currency, the Federal Reserve Bank of Richmond, and the Virginia State Corporation Commission to move forward with the proposed merger of HomeTown with and into American. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, American has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of American common stock to be issued to the shareholders of HomeTown. The registration statement includes a joint proxy statement/prospectus, which was first mailed to the shareholders of American and HomeTown on or about February 13, 2019. In addition, each of American and HomeTown may file other relevant documents concerning the proposed merger with the SEC.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HOMETOWN, AMERICAN AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to HomeTown Bankshares Corporation, 202 South Jefferson Street, Roanoke, Virginia 24011, Attention: Investor Relations (telephone: (540) 345-6000) or American National Bankshares Inc., 628 Main Street, Danville, Virginia 24541, Attention: Investor Relations (telephone: (434) 792-5111) or by accessing HomeTown’s website at www.hometownbank.com under “Investors – Investor Relations – SEC Filings” or American’s website at www.amnb.com under “Investors – Financial Documents – Documents/Filings.” The information on HomeTown’s and American’s websites is not, and shall not be deemed to be, a part of this Current Report on Form 8-K or incorporated into other filings either company makes with the SEC.

HomeTown, American and their respective directors, executive officers and members of management may be deemed to be participants in the solicitation of proxies from the shareholders of HomeTown and American in connection with the merger. Information about the directors and executive officers of HomeTown is set forth in the proxy statement for HomeTown’s 2018 annual meeting of shareholders filed with the SEC on April 5, 2018. Information about the directors and executive officers of American is set forth in the proxy statement for American’s 2018 annual meeting of shareholders filed with the SEC on April 12, 2018. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement/prospectus.

Caution Regarding Forward-Looking Statements

Statements made in this Current Report on Form 8-K, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this report and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the merger, including future financial and operating results, cost savings and enhanced revenues that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Each of HomeTown and American intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. The companies’ respective abilities to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors that could have a material effect on the operations and future prospects of each of HomeTown and American and the resulting company, include but are not limited to: (1) the businesses of HomeTown and/or American may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected timeframe; (3) revenues following the merger may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the merger; (5) the ability to obtain the required shareholder approvals and the ability to complete the merger on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, legislation and regulation, and monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury, Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System; (7) the quality and composition of the loan and securities portfolios, demand for loan products, deposit flows, competition, and demand for financial services in the companies’ respective market areas; (8) the implementation of new technologies, and the ability to develop and maintain secure and reliable electronic systems; (9) accounting principles, policies, and guidelines; and (10) other risk factors detailed from time to time in filings made by HomeTown and American with the SEC. HomeTown and American undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release, dated March 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETOWN BANKSHARES CORPORATION

Date: March 7, 2019	By:	/s/ Vance W. Adkins
Vance W. Adkins
Executive Vice President and Chief Financial Officer